Leases - Schedule of Finance Lease (Details) - Dec. 31, 2019 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Finance lease
Property and equipment, gross	¥ 20,334	$ 2,921
Accumulated depreciation	(1,212)	(174)
Property and equipment, net	19,122	2,747
Finance lease liabilities, current portion	6,684	960
Finance lease liabilities	10,348	1,486
Total finance lease liabilities	¥ 17,032	$ 2,446